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SUPPLEMENT, DATED MARCH 25, 2004
TO PROSPECTUS, DATED MAY 1, 2003

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022

Mutual of America Institutional Funds, Inc. modifies its Prospectus, dated May 1, 2003 by adding the following language to page 10, which page contains descriptions of the Fund's portfolio managers.

1.   Under the caption, "All America Fund", add:

     STEPHEN J. RICH, Executive Vice President of the Adviser, will manage small-cap value investments for the Fund commencing April 1, 2004. Mr. Rich was a senior small-cap value manager at J.P.Morgan Fleming Asset Management prior to joining the Adviser in March 2004. Mr. Rich has 13 years' experience in the industry and co-managed portfolios for J.P.Morgan and Citigroup Asset Management before becoming sole manager of the value segment of a $1.2 billion fund, starting in 2001.

2.   Under the caption, "Aggressive Equity Fund", add:

     STEPHEN J. RICH, Executive Vice President of the Adviser, will manage small-cap value portions of the Fund commencing April 1, 2004. Mr. Rich has 13 years' experience managing investments for J.P.Morgan and Citigroup Asset Management.